UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 6, 2017

Rocket Fuel Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36071	30-0472319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Seaport Blvd., Suite 400

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(650) 595-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Rocket Fuel Inc. (“Rocket Fuel”) on July 18, 2017, Rocket Fuel entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated July 17, 2017, by and among Sizmek Inc., a Delaware corporation (“Sizmek”), Fuel Acquisition Co., a Delaware corporation and wholly owned subsidiary of Sizmek (“Purchaser”), and Rocket Fuel. Pursuant to the Merger Agreement, Purchaser commenced a tender offer to purchase all of the issued and outstanding shares of Rocket Fuel’s common stock, par value $0.001 per share (the “Common Stock”), for a purchase price of $2.60 per share of Common Stock, net to the seller in cash, without interest (the “Offer Price”), and less any applicable deductions or withholding of taxes required by applicable law, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 2, 2017 (the “Offer to Purchase”) and in the related Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitute the “Offer”).

Item 2.01.             Completion of Acquisition or Disposition of Assets.

The Offer and withdrawal rights expired at 12:00 midnight, New York City time, at the end of September 5, 2017. Computershare Trust Company, N.A., in its capacity as depositary for the Offer (the “Depositary”), advised Sizmek and Purchaser that, as of the expiration of the Offer, a total of 33,361,649 shares of Common Stock had been validly tendered into and not withdrawn from the Offer (not including 2,437,573 shares of Common Stock tendered pursuant to notices of guaranteed delivery), representing approximately 71% of the currently outstanding shares of Common Stock. The number of shares of Common Stock validly tendered and not properly withdrawn pursuant to the Offer satisfies the Minimum Condition (as defined in the Merger Agreement). All conditions to the Offer have been satisfied.  Purchaser has accepted for payment and is promptly paying for all shares validly tendered into and not properly withdrawn from the Offer, and payment for such shares will be promptly made to the Depositary, which will transmit such payments to tendering Rocket Fuel stockholders whose shares of Common Stock have been accepted for payment, in accordance with the terms of the Offer.

On September 6, 2017, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the Delaware General Corporation Law (“DGCL”), Purchaser was merged with and into Rocket Fuel, with Rocket Fuel being the surviving corporation (the “Merger”). Upon completion of the Merger, Rocket Fuel became a subsidiary of Sizmek.

At the effective time of the Merger (the “Effective Time”) and pursuant to the terms and subject to the conditions of the Merger Agreement, each share of Common Stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive the Offer Price, net to the seller in cash, without interest and less any applicable deductions or withholding of taxes required by applicable law (other than shares of Common Stock held by Rocket Fuel as treasury stock, owned by Sizmek or Purchaser, or owned by any direct or indirect wholly owned subsidiary of Rocket Fuel, Sizmek or Purchaser as of immediately prior to the Effective Time, or shares of Common Stock held by stockholders who have not tendered into the Offer and properly and validly exercised their statutory rights of appraisal in respect of such shares of Common Stock in accordance with Section 262 of the DGCL (“dissenting shares”)).

In addition, immediately prior to the Effective Time and in accordance with the existing terms of Rocket Fuel stock plans, (1) each Rocket Fuel option to purchase Rocket Fuel Common Stock (or portion thereof) that was outstanding and vested as of immediately prior to the Effective Time (including any option that vested pursuant to a Management Retention Agreement (“MRA”)) (each, a “Vested Rocket Fuel Option”) was automatically cancelled and converted into the right to receive an amount in cash equal to (A) the amount of the Offer Price (less the exercise price per share attributable to such Vested Rocket Fuel Option), multiplied by (B) the total number of shares of Rocket Fuel Common Stock issuable upon exercise in full of such Vested Rocket Fuel Option (the “Vested Option Consideration”), less applicable withholding for all required taxes; (2) each outstanding Rocket Fuel option to purchase Rocket Fuel Common Stock (or portion thereof) that was not a Vested Rocket Fuel Option or a time-based equity award eligible for acceleration of vesting under an MRA (an “MRA Award”) was vested with respect to an additional 25% of the total number of shares of Rocket Fuel Common Stock originally subject to such Rocket Fuel option (except that in no event more than 100% of such Rocket Fuel option) (the “Accelerated Rocket Fuel Option”) and automatically cancelled and converted into the right to receive the Vested Option Consideration, and any remaining unvested portion of such Rocket Fuel option was cancelled for no consideration automatically; and (3) each outstanding Rocket Fuel option to purchase Rocket Fuel Common Stock (or portion thereof) that was an MRA Award and that was not a Vested Rocket Fuel Option (each, an “Unvested MRA Option”) was automatically assumed and converted into the right to receive an amount in cash, without interest, equal to (A) the amount of the Offer Price (less the exercise price per share attributable to such Unvested MRA Option), multiplied by (B) the total number of shares of Rocket Fuel Common Stock issuable upon exercise in full of such Unvested MRA Option (the “Unvested MRA Option Consideration”), less applicable withholding for all required taxes. Each payment of Unvested MRA Option Consideration will continue to be governed by the same terms and conditions, subject to certain exceptions under the Merger Agreement. Any Rocket Fuel option to purchase Rocket Fuel Common Stock with an exercise price per share greater than or equal to the Offer Price was cancelled for no consideration immediately prior to the Effective Time automatically.

Immediately prior to the Effective Time and in accordance with the existing terms of Rocket Fuel stock plans, (1) each Rocket Fuel restricted stock award (or portion thereof) that was outstanding and was not an MRA Award was automatically vested with respect to an additional 25% of the total number of shares of Rocket Fuel Common Stock originally subject to such Rocket Fuel restricted stock award (except that in no event more than 100% of such Rocket Fuel restricted stock award) (the “Accelerated Restricted Stock Award”) and automatically cancelled and converted into the right to receive an amount in cash, without interest, equal to (A) the Offer Price, multiplied by (B) the number of shares of Rocket Fuel Common Stock subject to such Accelerated Restricted Stock Award immediately prior to the Effective Time (the “Vested Restricted Stock Consideration”), less applicable withholding for all required taxes; (2) each outstanding Rocket Fuel restricted stock award (or portion thereof) that was not an Accelerated Restricted Stock Award or an MRA Award was automatically cancelled for no consideration; and (3) each outstanding Rocket Fuel restricted stock award (or portion thereof) that was an MRA Award (each, an “MRA Restricted Stock Award”) was automatically assumed and converted into the right to receive an amount in cash equal to (A) the Offer Price, multiplied by (B) the number of shares of Rocket Fuel Common Stock subject to such MRA Restricted Stock Award immediately prior to the Effective Time (the “MRA Restricted Stock Consideration”), less applicable withholding for all required taxes. Each payment of MRA Restricted Stock Consideration will continue to be governed by the same terms and conditions, subject to certain exceptions under the Merger Agreement.

Immediately prior to the Effective Time and in accordance with the existing terms of Rocket Fuel stock plans, (1) each Rocket Fuel restricted stock unit (“RSU”) (or portion thereof) that was outstanding and vested as of immediately prior to the Effective Time (including any Rocket Fuel RSU that vested (x) pursuant to an MRA, or (y) with respect to any Rocket Fuel RSU that was subject to performance-based vesting conditions as of the date of grant but as of immediately prior to the Effective Time was subject to time-based vesting conditions only, pursuant to the applicable Rocket Fuel RSU agreement) (each, a “Vested RSU”) was automatically cancelled and converted into the right to receive an amount in cash equal to (A) the Offer Price, multiplied by (B) the number of shares of Rocket Fuel Common Stock subject to such Vested RSU immediately prior to the Effective Time (the “Vested RSU Consideration”), less applicable withholding for all required taxes, and to the extent a Rocket Fuel RSU remained subject to performance conditions, the number of shares of Rocket Fuel Common Stock subject to such Vested RSU was determined based on actual performance in accordance with the existing terms of the applicable Rocket Fuel RSU agreement, and any Rocket Fuel RSUs for which the performance conditions were not satisfied as of immediately prior to the Effective Time (after taking into account any acceleration that would occur immediately prior to or upon the Effective Time) were cancelled for no consideration; (2) each outstanding Rocket Fuel RSU (or portion thereof) that was not a Vested RSU or an MRA Award was vested with respect to an additional 25% of the total number of shares of Rocket Fuel Common Stock originally subject to such Rocket Fuel RSU (except that in no event more than 100% of such Rocket Fuel RSU) (the “Accelerated RSU”) and automatically cancelled and converted into the right to receive the Vested RSU Consideration, and any remaining unvested portion of such RSU was automatically cancelled for no consideration; and (3) each outstanding Rocket Fuel RSU (or portion thereof) that was an MRA Award and that was not a Vested RSU (each, an “MRA Unvested RSU”) was automatically assumed and converted into the right to receive an amount in cash equal to (A) the Offer Price, multiplied by (B) the number of shares of Rocket Fuel Common Stock subject to such MRA Unvested RSU immediately prior to the Effective Time (the “MRA Unvested RSU Consideration”), less applicable withholding for all required taxes. Each payment of MRA Unvested RSU Consideration will continue to be governed by the same terms and conditions, subject to certain exceptions under the Merger Agreement.

In connection with the consummation of the Offer and the Merger, and subject to payments in respect of dissenting shares, the aggregate purchase price paid for all equity securities of Rocket Fuel is approximately $126 million, without giving effect to related transaction fees and expenses. The purchase price was funded by equity financing from Vector Capital IV, L.P. and Vector Capital V, L.P., debt financing from Cerberus Business Finance, LLC and certain other lenders consisting of a $135 million term loan pursuant to that certain Financing Agreement, dated as of September 6, 2017, by and among Solomon Acquisition Corp., Sizmek Technologies, Inc., the parties listed as Guarantors on the signature pages thereto, the lenders from time to time party thereto and Cerberus Business Finance, LLC, in its capacities as collateral agent and administrative agent for the lenders, and Rocket Fuel’s cash on hand.

The foregoing summary description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on July 18, 2017 and which is incorporated herein by reference.

Item 3.01              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, Rocket Fuel notified the NASDAQ Stock Market (“NASDAQ”) on September 6, 2017 that the Merger was consummated, and trading of the common stock of Rocket Fuel on NASDAQ has been halted and will be suspended prior to the next trading day. Accordingly, NASDAQ has filed a notification of delisting of Rocket Fuel’s common stock from NASDAQ and deregistration of Rocket Fuel’s Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 with the SEC. Rocket Fuel intends to file a certification on Form 15 with the SEC to cause Rocket Fuel’s reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03              Material Modification to Rights of Security Holders.

The information disclosed under Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01              Changes in Control of Registrant.

As a result of the Purchaser’s acceptance for payment on September 6, 2017 of all shares of Common Stock that were validly tendered and not properly withdrawn in accordance with the terms of the Offer, and the consummation of the Merger pursuant to Section 251(h) of the DGCL on September 6, 2017, a change in control of Rocket Fuel occurred and Rocket Fuel now is a subsidiary of Sizmek.

The information disclosed under Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the Effective Time, the following persons became directors of Rocket Fuel: Alex Kleiner and Mark Grether. The following persons, who were directors of Rocket Fuel prior to the Effective Time, are no longer directors of Rocket Fuel: John J. Lewis, Monte Zweben, William W. Ericson, Richard A. Frankel, Clark M. Kokich, Susan L. Bostrom, Ronald E. F. Codd, and E. Randolph Wootton III.

Effective upon the Effective Time, Mark Grether and Kenneth Saunders became officers of Rocket Fuel. E. Randolph Wootton III, Stephen Snyder, David Gosen, Richard Pittenger and Richard Song, who were officers of Rocket Fuel immediately prior to the Effective Time, will continue to be officers of Rocket Fuel.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation and bylaws of Rocket Fuel were amended and restated to read in their entirety as the certificate of incorporation and bylaws, respectively, of Purchaser in effect immediately prior to the Effective Time. The amended and restated certificate of incorporation and third amended and restated bylaws of Rocket Fuel are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference herein.

Item 8.01.             Other Events.

On September 6, 2017, Rocket Fuel and Sizmek issued a joint press release announcing the expiration and results of the Offer and the consummation of the Merger. A copy of this press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 17, 2017, by and among Rocket Fuel Inc., Sizmek Inc., and Fuel Acquisition Co. (incorporated by reference to Exhibit 2.1 of Rocket Fuel’s Current Report on Form 8-K filed with the SEC on July 18, 2017).

3.1	Amended and Restated Certificate of Incorporation of Rocket Fuel Inc.

3.2	Amended and Restated Bylaws of Rocket Fuel Inc.

99.1	Joint Press Release issued by Rocket Fuel Inc. and Sizmek Inc., dated September 6, 2017.

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 17, 2017, by and among Rocket Fuel Inc., Sizmek Inc., and Fuel Acquisition Co. (incorporated by reference to Exhibit 2.1 of Rocket Fuel’s Current Report on Form 8-K filed with the SEC on July 18, 2017).

3.1	Amended and Restated Certificate of Incorporation of Rocket Fuel Inc.

3.2	Amended and Restated Bylaws of Rocket Fuel Inc.

99.1	Joint Press Release issued by Rocket Fuel Inc. and Sizmek Inc., dated September 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET FUEL INC.

By:	/s/ E. Randolph Wootton III
E. Randolph Wootton III
Chief Executive Officer

Date:  September 6, 2017